UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 10, 2009

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22183	95-2988062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Oak Canyon Irvine, California		92618-5200
(Address of principal executive offices)		(Zip Code)

(949) 451-1450

Registrant’s telephone number, including area code

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 10, 2009, Meade Instruments Corp. (the “Company”) entered into a Lease Surrender and Termination Agreement (the “Termination Agreement”) with The Irvine Company LLC (“The Irvine Company”), under which the Company was released from its lease obligations at 6001 Oak Canyon, Irvine, CA 92618 as of February 15, 2009 for a buy-out fee of $1.2 million.

Concurrent with the Termination Agreement, on February 10, 2009, the Company issued a Promissory Note to The Irvine Company in the principal amount of $700,000; the note is secured by a letter of credit from the Company’s lender in the same amount to act as collateral for the unpaid portion of the $1.2 million buy-out fee.

On February 10, 2009, the Company entered into a Lease Agreement with The Irvine Company, under which the Company leased a new facility effective February 15, 2009.  The new facility is located at 27 Hubble, Irvine, CA 92618 and will serve as the Company’s headquarters and United States distribution center.

On February 12, 2009, the Company issued the press release attached to this report as Exhibit 99.1 announcing the Termination Agreement.

Item 1.02	Termination of a Material Definitive Agreement

Pursuant to the Termination Agreement discussed above, on February 10, 2009, the Company and The Irvine Company terminated the Industrial Lease dated as of December 20, 1996 (as amended).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description

10.122	Lease Surrender and Termination Agreement dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

10.123	Promissory Note dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

10.124	Lease dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

99.1	Press release dated February 12, 2009, issued by Meade Instruments Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2009	MEADE INSTRUMENTS CORP.

/s/ Paul E. Ross
Paul E. Ross,
Senior Vice President - Finance and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.122	Lease Surrender and Termination Agreement dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

10.123	Promissory Note dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

10.124	Lease dated as of February 10, 2009 by and among The Irvine Company and Meade Instruments Corp.

99.1	Press release dated February 12, 2009, issued by Meade Instruments Corp.